Filed pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement dated February 5, 2014

To

Prospectus dated November 1, 2013

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated November 1, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the indicated section of the Prospectus as follows:

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The “Liquidity and Capital Resources” subsection of the Prospectus is amended by

•	replacing the first paragraph under the section captioned “Credit Facilities” and subheading “Deutsche Bank Credit Facility” with the following:

In 2011, our wholly-owned special purpose financing subsidiary CCT Funding entered into a revolving credit facility agreement as amended, the “Deutsche Bank Credit Facility”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”). At the time CCT Funding initially entered into the Deutsche Bank Credit Facility, Deutsche Bank was the sole initial lender. On February 11, 2013, CCT Funding, Deutsche Bank and a second lender entered into an amendment (the “Third Amendment”) to the Deutsche Bank Credit Facility. The Third Amendment amended the Deutsche Bank Credit Facility by providing for, among other things, the extension of a new tranche of loan commitments (the “Tranche D Loans”) permitting additional borrowings in an aggregate amount of up to $100.00 million. On January 28, 2014, a Fourth Amendment amended the Deutsche Bank Credit Facility by providing for, among other things, the expansion of the Tranche B1 Loans from $65.00 million to $140.00 million.

•	replacing the fourth paragraph under the section captioned “Credit Facilities” and “Deutsche Bank Credit Facility” with the following:

As of the quarter ended September 2013, the Tranche A Loans were repaid in full and the unused commitment balance was $0.56 million under the Tranche D Loans commitment. For the three months and nine months ending September 30, 2013, our all-in cost of financing for the Deutsche Bank Credit Facility, including fees and expenses, was 2.76% and 2.68%, respectively.